Exhibit 99.2

Supplemental Financial Information May 4, 2015

Supplemental Financial Information For the quarter ended March 31, 2015 May 4, 2015

Supplemental Financial Information May 4, 2015

Supplemental Financial Information May 4, 2015

Supplemental Financial Information May 4, 2015

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information May 4, 2015

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of May 4, 2015, has interests in 30 hotels held for investment comprised of 14,306 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt,  Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•	Proactive portfolio management;
•	Intensive asset management;
•	Disciplined external growth; and
•	Continued balance sheet strength.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information May 4, 2015

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of May 4, 2015, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information May 4, 2015

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO Available to Common Stockholders (as defined below); hotel EBITDA; and hotel EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO Available to Common Stockholders,  hotel EBITDA and hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO. This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO Available to Common Stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information May 4, 2015

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO Available to Common Stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the non-cash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Marriott Wailea. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•	Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.
•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•

Non-controlling interests: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as any preferred dividends earned by investors from an entity that owns the Doubletree Guest Suites Times Square, including related administrative fees.

•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO Available to Common Stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments such as executive severance costs, lawsuit settlement costs, prior year property tax assessments and/or credits, management company transition costs, lease buyouts, and restructurings and departmental closing costs, including severance, because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information May 4, 2015

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO Available to Common Stockholders, we also exclude the non-cash gains or losses on our derivatives, as well as preferred stock dividends and any original issuance costs associated with the redemption of preferred stock, and any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income (loss) to EBITDA and Adjusted EBITDA are set forth on page  13 of this supplemental package.  Reconciliations of net income (loss) to FFO and Adjusted FFO Available to Common Stockholders are set forth on page  14 of this supplemental package.

Our 30 comparable hotels include all hotels held for investment by the Company as of March 31, 2015,  and also include prior ownership results for the Marriott Wailea acquired in July 2014.

Presentation of 2014 information conforms to the industry’s Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective in January 2015.

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Supplemental Financial Information May 4, 2015

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 4, 2015

Condensed Consolidated Balance Sheets
Q1 2015 – Q1 2014

(In thousands)	March 31, 2015 (1)	December 31, 2014 (2)	September 30, 2014 (3)	June 30, 2014 (4)	March 31, 2014 (5)
Assets
Investment in hotel properties:
Land	$570,011	$570,011	$570,011	$450,304	$439,304
Buildings & improvements	3,245,398	3,237,596	3,216,923	3,013,911	2,986,687
Furniture, fixtures, & equipment	457,249	450,057	447,712	432,572	422,676
Other	242,508	217,389	236,739	218,300	224,863
	4,515,166	4,475,053	4,471,385	4,115,087	4,073,530
Less accumulated depreciation & amortization	(978,041)	(936,924)	(924,857)	(884,192)	(845,751)
	3,537,125	3,538,129	3,546,528	3,230,895	3,227,779

Other assets, net	31,832	32,091	32,292	47,449	38,871

Current assets:
Cash and cash equivalents	156,972	222,096	135,427	360,702	94,792
Restricted cash	87,260	82,074	93,124	87,975	82,748
Other current assets, net	68,168	50,575	61,959	55,939	52,852
Total assets	$3,881,357	$3,924,965	$3,869,330	$3,782,960	$3,497,042

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 4, 2015

Condensed Consolidated Balance Sheets
Q1 2015 – Q1 2014 (cont.)

(In thousands)	March 31, 2015 (1)	December 31, 2014 (2)	September 30, 2014 (3)	June 30, 2014 (4)	March 31, 2014 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$235,970	$121,328	$159,696	$122,835	$24,008
Other current liabilities	115,668	177,656	119,683	107,198	102,320
Total current liabilities	351,638	298,984	279,379	230,033	126,328

Notes payable, less current portion	1,187,447	1,307,964	1,226,796	1,269,587	1,374,394
Capital lease obligations, less current portion	15,576	15,576	15,576	15,576	15,577
Other liabilities	34,670	33,607	34,934	34,106	40,610
Total liabilities	1,589,331	1,656,131	1,556,685	1,549,302	1,556,909

Equity
Stockholders' equity:
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,075	2,048	2,035	1,994	1,814

Additional paid in capital	2,454,720	2,418,567	2,397,196	2,335,709	2,071,421
Retained earnings	304,525	305,503	292,250	260,410	218,542
Cumulative dividends	(637,279)	(624,545)	(547,851)	(535,281)	(522,911)
Total stockholders' equity	2,239,041	2,216,573	2,258,630	2,177,832	1,883,866
Non-controlling interest in consolidated joint ventures	52,985	52,261	54,015	55,826	56,267
Total equity	2,292,026	2,268,834	2,312,645	2,233,658	1,940,133
Total liabilities and equity	$3,881,357	$3,924,965	$3,869,330	$3,782,960	$3,497,042

(1)	As presented on Form 10-Q to be filed in May 2015.
(2)	As presented on Form 10-K filed February 19, 2015.
(3)	As presented on Form 10-Q filed November 4, 2014.
(4)	As presented on Form 10-Q filed August 8, 2014.
(5)	As presented on Form 10-Q filed May 7, 2014.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information May 4, 2015

Consolidated Statements of Operations
Q1 2015/2014

	Three Months Ended March 31,
(In thousands, except per share data)	2015	2014
Revenues
Room	$193,291	$167,529
Food and beverage	72,184	64,429
Other operating	18,910	15,473
Total revenues	284,385	247,431
Operating expenses
Room	53,842	48,321
Food and beverage	50,219	47,539
Other operating	5,131	5,023
Advertising and promotion	15,360	12,971
Repairs and maintenance	11,558	10,881
Utilities	8,985	8,289
Franchise costs	8,600	8,077
Property tax, ground lease and insurance	23,613	19,052
Property general and administrative	34,449	28,809
Corporate overhead	14,253	6,559
Depreciation and amortization	40,707	37,615
Total operating expenses	266,717	233,136
Operating income	17,668	14,295
Interest and other income	946	716
Interest expense	(17,326)	(18,283)
Income (loss) before income taxes	1,288	(3,272)
Income tax provision	(85)	(224)
Net income (loss)	1,203	(3,496)
Income from consolidated joint ventures attributable to non-controlling interests	(2,181)	(2,234)
Preferred stock dividends	(2,300)	(2,300)
Loss attributable to common stockholders	$(3,278)	$(8,030)

Basic and diluted per share amounts:
Basic and diluted loss attributable to common stockholders per common share	$(0.02)	$(0.04)
Basic and diluted weighted average common shares outstanding	206,600	181,061
Dividends declared per common share	$0.05	$0.05

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information May 4, 2015

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA
Q1 2015/2014

	Three Months Ended March 31,
(In thousands)	2015	2014
Net income (loss)	$1,203	$(3,496)
Operations held for investment:
Depreciation and amortization	40,707	37,615
Amortization of lease intangibles	1,028	1,028
Interest expense	17,326	18,283
Income tax provision	85	224
Non-controlling interests:
Income from consolidated joint ventures attributable to non-controlling interests	(2,181)	(2,234)
Depreciation and amortization	(847)	(821)
Interest expense	(378)	(567)
EBITDA	56,943	50,032

Operations held for investment:
Amortization of deferred stock compensation	2,895	1,372
Amortization of favorable and unfavorable contracts, net	(221)	46
Non-cash straightline lease expense	504	512
Capital lease obligation interest - cash ground rent	(351)	(351)
Gain on sale of assets	—	(6)
Closing costs - completed acquisitions	—	56
Prior year property tax adjustments, net	(188)	(2,878)
Boston Park Plaza relaunch costs	683	—
Lease termination costs	300	—
Costs associated with CEO severance	5,257	—
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)
Prior year property tax adjustments, net	—	696
	8,766	(666)
Adjusted EBITDA	$65,709	$49,366

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information May 4, 2015

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Available to Common Stockholders
Q1 2015/2014

	Three Months Ended March 31,
(In thousands, except per share data)	2015	2014
Net income (loss)	$1,203	$(3,496)
Operations held for investment:
Real estate depreciation and amortization	40,310	37,226
Amortization of lease intangibles	1,028	1,028
Gain on sale of assets	—	(6)
Non-controlling interests:
Income from consolidated joint ventures attributable to non-controlling interests	(2,181)	(2,234)
Real estate depreciation and amortization	(847)	(821)
FFO	39,513	31,697

Operations held for investment:
Preferred stock dividends	(2,300)	(2,300)
Amortization of favorable and unfavorable contracts, net	(221)	46
Non-cash straightline lease expense	504	512
Non-cash interest related to gain on derivatives, net	—	(109)
Closing costs - completed acquisitions	—	56
Prior year property tax adjustments, net	(188)	(2,878)
Boston Park Plaza relaunch costs	683	—
Lease termination costs	300	—
Costs associated with CEO severance	5,257	—
Amortization of deferred stock compensation associated with CEO severance	1,623	—
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)
Prior year property tax adjustments, net	—	696
	5,545	(4,090)
Adjusted FFO available to common stockholders	$45,058	$27,607
FFO per diluted share	$0.19	$0.17
Adjusted FFO available to common stockholders per diluted share	$0.22	$0.15
Basic weighted average shares outstanding	206,600	181,061
Shares associated with unvested restricted stock awards	398	469
Diluted weighted average shares outstanding	206,998	181,530

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information May 4, 2015

Pro Forma Consolidated Statements of Operations
Q1 2015 –  Q2 2014,  FY 2014

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	March 31,	Dec. 31,	Sept. 30,	June 30,	Dec. 31,
	2015	2014	2014	2014	2014
Revenues
Room	$193,291	$204,208	$224,926	$223,843	$833,383
Food and beverage	72,184	71,190	69,134	76,531	284,519
Other operating	18,910	18,719	19,918	18,436	73,938
Total revenues	284,385	294,117	313,978	318,810	1,191,840

Operating Expenses
Room	53,842	54,513	57,064	55,327	218,198
Food and beverage	50,219	51,242	50,575	52,429	204,148
Other expenses	107,696	105,046	107,480	105,469	416,278
Corporate overhead	14,253	7,329	7,177	7,674	28,739
Depreciation and amortization	40,707	40,257	40,000	40,103	160,105
Total operating expenses	266,717	258,387	262,296	261,002	1,027,468

Operating Income	17,668	35,730	51,682	57,808	164,372

Interest and other income	946	891	981	891	3,479
Interest expense	(17,326)	(17,649)	(18,052)	(18,331)	(72,315)
Loss on extinguishment of debt	—	(4,107)	(531)	—	(4,638)
Income before income taxes and discontinued operations	1,288	14,865	34,080	40,368	90,898
Income tax (provision) benefit	(85)	(258)	413	(110)	(179)
Income from continuing operations	1,203	14,607	34,493	40,258	90,719
Income (loss) from discontinued operations	—	(350)	—	5,199	4,849
Net Income	$1,203	$14,257	$34,493	$45,457	$95,568
Adjusted EBITDA (2)	$65,709	$77,838	$92,270	$98,504	$324,973

(1)

Includes the Company's ownership results and prior ownership results for the 30 hotel comparable portfolio held for investment by the Company as of March 31, 2015. Includes the reduction of ground lease expense on the Fairmont Newport Beach due to the Company's land acquisition in June 2014, along with prior ownership results for the Marriott Wailea acquired on July 17, 2014. Data for each 2014 period presented has been adjusted to conform to the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(2)

The Adjusted EBITDA reconciliation for Q1 2015 can be found on page 13 of this supplemental package. The Adjusted EBITDA reconciliations for Q4 2014 and full year 2014 can be found in the supplemental package furnished on Form 8-K to the SEC on February 17, 2015. The Adjusted EBITDA reconciliations for Q3 2014 and Q2 2014 can be found in the supplemental packages furnished on Form 8-K to the SEC on November 3, 2014, and August 7, 2014, respectively.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information May 4, 2015

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information May 4, 2015

Earnings Guidance for Q2 and FY 2015

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, early lease termination costs,  prior year property tax assessments and/or credits, debt repurchases or unannounced financings during 2015.  The guidance presented takes into account various accounting changes as stipulated by the industry’s Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the “USALI Eleventh Revised Edition”), which became effective in January 2015. Guidance for 2015 Comparable Hotel RevPAR and Comparable Hotel EBITDA Margins has been presented to reflect growth rates compared to prior year as if these 2014 statistics included the USALI Eleventh Revised Edition changes. Actual Comparable Hotel RevPAR and Comparable Hotel EBITDA Margin change from prior year will differ slightly. The Company is presenting 2014 Comparable Hotel RevPAR and Comparable Hotel EBITDA Margins on an as reported basis and on a pro forma basis, which will include the USALI Eleventh Revised Edition changes.

For the second quarter of 2015, the Company expects:

Metric	Quarter Ended June 30, 2015 Guidance
Comparable Hotel RevPAR Growth	+ 6.0% - 7.5%
Net Income ($ millions)	$47 - $51
Adjusted EBITDA ($ millions)	$103 - $107
Adjusted FFO Available to Common Stockholders ($ millions)	$83 - $87
Adjusted FFO Available to Common Stockholders per Diluted Share	$0.40 - $0.42
Diluted Weighted Average Shares Outstanding	207,800,000

For the full year of 2015, the Company expects:

Metric	Prior Full Year 2015 Guidance (1)	Revised Full Year 2015 Guidance	Change in Full Year 2015 Guidance Midpoint
Comparable Hotel RevPAR Growth	+ 5.0% - 7.0%	+ 5.0% - 7.0%	0.00%
Net Income ($ millions)	$117 - $139	$109 - $123	$(12)
Adjusted EBITDA ($ millions)	$336 - $356	$344 - $356	+$4
Adjusted FFO Available to Common Stockholders ($ millions)	$254 - $274	$262 - $274	+$4
Adjusted FFO Available to Common Stockholders per Diluted Share	$1.22 - $1.32	$1.26 - $1.32	+$0.02
Diluted Weighted Average Shares Outstanding	207,400,000	207,700,000	300,000

(1)	Reflects guidance presented on February 17, 2015.

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information May 4, 2015

Earnings Guidance for Q2 and FY 2015

Second quarter and full year 2015 guidance are based in part on the following assumptions:

•	Full year guarantee payment of $2 million related to the Marriott Wailea.
•	Full year Comparable Hotel EBITDA Margin (as compared to 2014 adjusted for the USALI Eleventh Revised Edition) expansion of approximately 50 to 100 basis points, which excludes any guarantee payments.
•	Full year corporate overhead expense (excluding stock amortization and one-time expenses related to acquisition closing costs and severance charges) of approximately $22.5 million to $23.5 million.
•	Full year interest expense of approximately $66 million to $67 million, including approximately $3 million in amortization of deferred financing fees.
•

Full year expense of approximately $0.7 million in one-time costs related to the Boston Park Plaza retail, meeting space and lobby relaunch, and $0.3 million in one-time costs related to an early lease termination at the Boston Park Plaza.

•	Full year hotel revenue disruption of $0.5 million to $1.0 million related to cancellations resulting from civil unrest in Baltimore, Maryland.
•	Full year preferred dividends of $9.2 million for the Series D cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information May 4, 2015

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Available to Common Stockholders
Q2 and FY 2015

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	June 30, 2015		December 31, 2015
(In thousands, except per share data)	Low	High	Low	High

Net income	$46,500	$50,900	$108,800	$123,100
Depreciation and amortization	40,500	40,500	162,000	162,000
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	16,300	16,300	66,400	66,700
Income tax provision	100	100	1,000	1,000
Non-controlling interests	(3,300)	(3,700)	(11,700)	(14,300)
Amortization of deferred stock compensation	1,900	1,900	7,100	7,100
Non-cash straightline lease expense	400	400	1,700	1,700
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Prior year property tax adjustments, net	—	—	(200)	(200)
Boston Park Plaza relaunch costs	—	—	700	700
Lease termination costs	—	—	300	300
Costs associated with CEO severance	—	—	5,300	5,300
Adjusted EBITDA	$103,000	$107,000	$344,000	$356,000

Reconciliation of Net Income to Adjusted FFO Available to Common Stockholders

Net income	$46,500	$50,900	$108,800	$123,100
Real estate depreciation and amortization	39,900	39,900	159,400	159,400
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-controlling interests	(2,900)	(3,200)	(10,400)	(12,700)
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Non-cash straightline lease expense	400	400	1,700	1,700
Prior year property tax adjustments, net	—	—	(200)	(200)
Boston Park Plaza relaunch costs	—	—	700	700
Lease termination costs	—	—	300	300
Costs associated with CEO severance	—	—	5,300	5,300
Amortization of deferred stock compensation associated with CEO severance	—	—	1,600	1,600
Adjusted FFO available to common stockholders	$82,600	$86,700	$262,000	$274,000

Adjusted FFO available to common stockholders per diluted share	$0.40	$0.42	$1.26	$1.32

Diluted weighted average shares outstanding	207,800	207,800	207,700	207,700

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information May 4, 2015

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information May 4, 2015

Comparative Capitalization
Q1 2015  –  Q1 2014

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(In thousands, except per share data)	2015	2014	2014	2014	2014

Common Share Price & Dividends
At the end of the quarter	$16.67	$16.51	$13.82	$14.93	$13.73
High during quarter ended	$17.98	$17.17	$15.17	$15.25	$14.00
Low during quarter ended	$16.18	$13.42	$13.71	$13.22	$12.46
Common dividends per share (1)	$0.05	$0.36	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding (2)	208,686	206,650	205,397	205,432	183,349
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	208,686	206,650	205,397	205,432	183,349

Capitalization
Market value of common equity	$3,478,793	$3,411,792	$2,838,583	$3,067,094	$2,517,379
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (3)	1,324,078	1,429,292	1,386,492	1,392,422	1,398,402
Consolidated total capitalization	4,917,871	4,956,084	4,340,075	4,574,516	4,030,781

Non-controlling interest in consolidated debt	(56,897)	(57,074)	(57,248)	(57,435)	(57,650)
Pro rata total capitalization	$4,860,974	$4,899,010	$4,282,827	$4,517,081	$3,973,131

Consolidated debt to total capitalization	26.9%	28.8%	31.9%	30.4%	34.7%
Pro rata debt to pro rata total capitalization	26.1%	28.0%	31.0%	29.6%	33.7%
Consolidated debt and preferred equity to total capitalization	29.3%	31.2%	34.6%	33.0%	37.5%
Pro rata debt and preferred equity to total capitalization	28.4%	30.4%	33.7%	32.1%	36.6%

(1)	Fourth quarter 2014 dividends were paid in a combination of cash and shares of the Company's common stock, pursuant to elections by individual stockholders.
(2)

Reflects shares outstanding at respective dates. Common shares outstanding at June 30, 2014 includes the effects of the Company's direct issuance of 4,034,970 shares to the seller of the Marriott Wailea in July 2014.

(3)

First quarter 2015 includes the effects of the Company's May 1, 2015 repayment of debt secured by four of its hotels: the Marriott Houston, the Marriott Park City, the Marriott Philadelphia and the Marriott Tysons Corner.

CAPITALIZATION	Page 21

Supplemental Financial Information May 4, 2015

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2015	Subsequent	May 4, 2015	Balance At
Debt	Collateral	Spread	Date	Balance	Event (1)	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	05/01/2015	$20,763	$(20,763)	$—	$20,706
Secured Mortgage Debt	Marriott Park City	5.34%	05/01/2015	13,535	(13,535)	—	13,498
Secured Mortgage Debt	Marriott Philadelphia	5.34%	05/01/2015	24,525	(24,525)	—	24,457
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	05/01/2015	40,516	(40,516)	—	40,404
Secured Mortgage Debt	Renaissance Harborplace	5.13%	01/01/2016	87,985	—	87,985	85,227
Secured Mortgage Debt	Hilton North Houston	5.66%	03/11/2016	31,105	—	31,105	30,579
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	07/01/2016	75,344	—	75,344	72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	03/01/2017	69,075	—	69,075	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	04/11/2017	176,000	—	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	02/01/2018	115,917	—	115,917	109,813
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	86,321	—	86,321	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	123,678	—	123,678	106,855
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	89,620	—	89,620	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	64,809	—	64,809	51,987
Total Fixed Rate Debt				1,019,193	(99,339)	919,854	945,916
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/07/2018	176,634	—	176,634	167,738
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	227,590	—	227,590	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—	—	—
Total Variable Rate Debt				404,224	—	404,224	381,251

TOTAL CONSOLIDATED DEBT				$1,423,417	$(99,339)	$1,324,078	$1,327,167

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000	$—	$115,000

Debt Statistics
% Fixed Rate Debt				71.6%		69.5%
% Floating Rate Debt				28.4%		30.5%
Average Interest Rate (2)				4.5%		4.3%
Weighted Average Maturity of Debt				3.8 years		3.9 years

(1)

Subsequent Event includes  the Company's May 1, 2015 repayment of debt secured by four of its hotels (the Marriott Houston, the Marriott Park City, the Marriott Philadelphia and the Marriott Tysons Corner), and excludes scheduled loan amortization payments on the Company's remaining debt.

(2)	Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at March 31, 2015, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 22

Supplemental Financial Information May 4, 2015

Consolidated Amortization and Debt Maturity Schedule

(1)

Principal Payment at Maturity and Scheduled Principal Amortization excludes the Company's debt secured by the Marriott Houston, the Marriott Park City, the Marriott Philadelphia and the Marriott Tysons Corner due to its repayment on May 1, 2015.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March  31, 2015 consolidated total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information May 4, 2015

PROPERTY-LEVEL DATA

PROPERTY LEVEL DATA	Page 24

Supplemental Financial Information May 4, 2015

Property-Level Data

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.32%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,054	7.37%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.64%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	5.61%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.46%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.35%	100%	Leasehold	2085	2005
7	Marriott Wailea	Hawaii	Marriott	541	3.78%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.50%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	496	3.47%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.36%	100%	Fee Simple		2002
11	Doubletree Guest Suites Times Square	New York	Hilton	468	3.27%	100%	Leasehold	2127	2011
12	Marriott Quincy	Massachusetts	Marriott	464	3.24%	100%	Fee Simple		2007
13	Hilton Times Square	New York	Hilton	460	3.22%	100%	Leasehold	2091	2006
14	Fairmont Newport Beach	California	Fairmont	444	3.10%	100%	Fee Simple		2005
15	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	2.93%	100%	Leasehold	2097	2012
16	Marriott Boston Long Wharf	Massachusetts	Marriott	412	2.88%	100%	Fee Simple		2007
17	Hyatt Regency Newport Beach	California	Hyatt	407	2.85%	100%	Leasehold	2048	2002
18	Marriott Tysons Corner	Virginia	Marriott	396	2.77%	100%	Fee Simple		2002
19	Marriott Houston	Texas	Marriott	390	2.73%	100%	Fee Simple		2002
20	Renaissance Long Beach	California	Marriott	374	2.61%	100%	Fee Simple		2005
21	Embassy Suites Chicago	Illinois	Hilton	368	2.57%	100%	Fee Simple		2002
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.52%	100%	Fee Simple		2012
23	Renaissance Westchester	New York	Marriott	348	2.43%	100%	Fee Simple		2010
24	Embassy Suites La Jolla	California	Hilton	340	2.38%	100%	Fee Simple		2006
25	Marriott Philadelphia	Pennsylvania	Marriott	289	2.02%	100%	Fee Simple		2002
26	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.76%	100%	Fee Simple		2013
27	Marriott Portland	Oregon	Marriott	249	1.74%	100%	Fee Simple		2000
28	Sheraton Cerritos	California	Sheraton	203	1.42%	100%	Leasehold	2087	2005
29	Marriott Park City	Utah	Marriott	199	1.39%	100%	Fee Simple		1999
30	Courtyard by Marriott Los Angeles	California	Marriott	187	1.31%	100%	Leasehold	2096	1999

	Total portfolio			14,306	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
(3)

Hotel is subject to a ground lease that expires in 2081.  In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY LEVEL DATA	Page 25

Supplemental Financial Information May 4, 2015

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information May 4, 2015

Property-Level Operating Statistics

Q1 2015/2014

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2015	2014	Variance	2015	2014	Variance	2015	2014	Variance
1	Hilton San Diego Bayfront	$226.63	$211.36	7.2%	88.8%	88.8%	0.0%	$201.25	$187.69	7.2%
2	Boston Park Plaza (1)	$139.07	$119.50	16.4%	57.0%	73.0%	-21.9%	$79.27	$87.24	-9.1%
3	Renaissance Washington DC	$219.22	$214.03	2.4%	74.6%	76.6%	-2.6%	$163.54	$163.95	-0.2%
4	Hyatt Regency San Francisco (1)	$273.43	$255.75	6.9%	85.0%	69.7%	22.0%	$232.42	$178.26	30.4%
5	Renaissance Orlando at SeaWorld ®	$175.78	$168.30	4.4%	78.4%	81.4%	-3.7%	$137.81	$137.00	0.6%
6	Renaissance Harborplace	$144.64	$149.77	-3.4%	69.8%	59.7%	16.9%	$100.96	$89.41	12.9%
7	Marriott Wailea	$308.02	$279.35	10.3%	94.0%	94.2%	-0.2%	$289.54	$263.15	10.0%
8	Renaissance Los Angeles Airport	$142.75	$124.36	14.8%	88.4%	92.2%	-4.1%	$126.19	$114.66	10.1%
9	JW Marriott New Orleans	$215.73	$216.10	-0.2%	86.3%	81.5%	5.9%	$186.17	$176.12	5.7%
10	Hilton North Houston	$118.28	$118.78	-0.4%	85.6%	85.0%	0.7%	$101.25	$100.96	0.3%
11	Doubletree Guest Suites Times Square	$239.16	$258.62	-7.5%	95.9%	94.7%	1.3%	$229.35	$244.91	-6.4%
12	Marriott Quincy	$145.91	$141.99	2.8%	60.8%	61.6%	-1.3%	$88.71	$87.47	1.4%
13	Hilton Times Square	$226.44	$244.51	-7.4%	99.4%	99.2%	0.2%	$225.08	$242.55	-7.2%
14	Fairmont Newport Beach	$157.73	$148.10	6.5%	79.4%	79.6%	-0.3%	$125.24	$117.89	6.2%
15	Hyatt Chicago Magnificent Mile	$145.42	$137.08	6.1%	65.7%	50.0%	31.4%	$95.54	$68.54	39.4%
16	Marriott Boston Long Wharf	$246.54	$221.82	11.1%	78.5%	80.2%	-2.1%	$193.53	$177.90	8.8%
17	Hyatt Regency Newport Beach	$156.97	$148.40	5.8%	83.9%	85.0%	-1.3%	$131.70	$126.14	4.4%
18	Marriott Tysons Corner	$150.98	$149.89	0.7%	73.6%	71.0%	3.7%	$111.12	$106.42	4.4%
19	Marriott Houston	$125.84	$120.73	4.2%	82.5%	80.7%	2.2%	$103.82	$97.43	6.6%
20	Renaissance Long Beach (1)	$166.84	$149.72	11.4%	78.6%	67.0%	17.3%	$131.14	$100.31	30.7%
21	Embassy Suites Chicago	$149.10	$134.02	11.3%	81.9%	77.0%	6.4%	$122.11	$103.20	18.3%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	$131.05	$114.36	14.6%	69.5%	56.1%	23.9%	$91.08	$64.16	42.0%
23	Renaissance Westchester	$137.63	$138.39	-0.5%	70.5%	66.3%	6.3%	$97.03	$91.75	5.8%
24	Embassy Suites La Jolla	$171.99	$162.34	5.9%	84.6%	83.7%	1.1%	$145.50	$135.88	7.1%
25	Marriott Philadelphia	$161.90	$159.73	1.4%	64.6%	66.7%	-3.1%	$104.59	$106.54	-1.8%
26	Hilton New Orleans St. Charles	$194.00	$190.53	1.8%	86.3%	80.2%	7.6%	$167.42	$152.81	9.6%
27	Marriott Portland	$173.59	$150.17	15.6%	81.5%	81.4%	0.1%	$141.48	$122.24	15.7%
28	Sheraton Cerritos	$135.10	$125.39	7.7%	91.5%	92.7%	-1.3%	$123.62	$116.24	6.3%
29	Marriott Park City	$233.55	$221.22	5.6%	83.0%	83.0%	0.0%	$193.85	$183.61	5.6%
30	Courtyard by Marriott Los Angeles	$156.21	$151.08	3.4%	94.0%	97.5%	-3.6%	$146.84	$147.30	-0.3%

	Actual/Comparable Portfolio (2)	$188.59	$179.10	5.3%	79.6%	78.3%	1.7%	$150.12	$140.24	7.0%

(1)

Operating statistics for the first quarter 2015 are impacted by a major renovation at the Boston Park Plaza. Operating statistics for the first quarter of 2014 are impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach.

(2)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of March 31, 2015. Includes prior ownership results as applicable for the Marriott Wailea acquired July 17, 2014. Operating statistics for the first quarter of 2014 have been adjusted to conform to the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information May 4, 2015

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 28

Supplemental Financial Information May 4, 2015

Comparable Portfolio Operating Statistics by Brand
Q1 2015/2014

		For the Three Months Ended March 31,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	78.2%	$187.49	$146.62	77.0%	$178.62	$137.62	6.5%
Hilton	8	87.6%	$194.82	$170.66	85.2%	$192.94	$164.34	3.8%
Hyatt	3	79.8%	$215.73	$172.15	68.5%	$200.13	$137.02	25.6%
Other (2)	3	67.0%	$144.19	$96.61	77.1%	$128.06	$98.74	-2.2%

Actual/Comparable Portfolio (3)	30	79.6%	$188.59	$150.12	78.3%	$179.10	$140.24	7.0%

(1)	Marriott includes prior ownership results for the Marriott Wailea acquired July 17, 2014.
(2)	Other includes the Fairmont Newport Beach, the Sheraton Cerritos and the Boston Park Plaza.
(3)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of March 31, 2015. Includes prior ownership results as applicable for the Marriott Wailea acquired July 17, 2014. Operating statistics for the first quarter of 2014 have been adjusted to conform to the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information May 4, 2015

Comparable Portfolio Property-Level Trailing 12 Month EBITDA Contribution by Brand

Fairmont
2.2%
Sheraton
1.0%
Hyatt
10.7%
Marriott
45.4%
Hilton
35.3%
Independent
5.4%
Marriott 21.5%
Renaissance 19.0%
JW Marriott 3.8%
Courtyard 1.1%
Hotels 16
Rooms 7,056
Hilton 21.1%
Doubletree 6.1%
Embassy Suites 5.7%
Hilton Garden Inn 2.4%
Hotels 8
Rooms 3,919

Note: Includes 30 hotel Comparable Portfolio

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information May 4, 2015

Comparable Portfolio Operating Statistics by Region
Q1 2015/2014

		For the Three Months Ended March 31,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	9	85.9%	$196.29	$168.61	82.8%	$179.89	$148.95	13.2%
Other West (1)	5	86.6%	$198.58	$171.97	86.1%	$184.99	$159.28	8.0%
Midwest	3	72.1%	$142.40	$102.67	60.6%	$129.26	$78.33	31.1%
East	13	74.9%	$187.18	$140.20	76.2%	$183.36	$139.72	0.3%

Actual/Comparable Portfolio (2)	30	79.6%	$188.59	$150.12	78.3%	$179.10	$140.24	7.0%

(1)	Other West includes prior ownership results for the Marriott Wailea acquired July 17, 2014.
(2)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of March 31, 2015. Includes prior ownership results as applicable for the Marriott Wailea acquired July 17, 2014. Operating statistics for the first quarter of 2014 have been adjusted to conform to the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information May 4, 2015

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 32

Supplemental Financial Information May 4, 2015

Property-Level EBITDA
Q1 2015/2014

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
	(In thousands)	2015	2014
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (4)	$14,051	$14,903	-6%
2	Boston Park Plaza (3)	(1,704)	(836)	-104%
3	Renaissance Washington DC	4,900	5,213	-6%
4	Hyatt Regency San Francisco (4)	5,443	1,474	269%
5	Renaissance Orlando at SeaWorld ®	7,818	7,011	12%
6	Renaissance Harborplace	1,401	1,312	7%
7	Marriott Wailea	7,809	6,821	14%
8	Renaissance Los Angeles Airport	1,799	1,712	5%
9	JW Marriott New Orleans	4,234	4,234	0%
10	Hilton North Houston (3)	1,936	1,905	2%
11	Doubletree Guest Suites Times Square (1)	1,191	1,923	-38%
12	Marriott Quincy	1,012	693	46%
13	Hilton Times Square	909	1,784	-49%
14	Fairmont Newport Beach (4)	2,159	1,758	23%
15	Hyatt Chicago Magnificent Mile	(670)	(1,307)	49%
16	Marriott Boston Long Wharf	2,953	2,349	26%
17	Hyatt Regency Newport Beach	2,215	1,691	31%
18	Marriott Tysons Corner	1,532	1,551	-1%
19	Marriott Houston (3)	1,439	1,308	10%
20	Renaissance Long Beach (4)	1,897	893	112%
21	Embassy Suites Chicago (4)	1,009	615	64%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (4)	320	(341)	194%
23	Renaissance Westchester	330	173	91%
24	Embassy Suites La Jolla	2,232	1,953	14%
25	Marriott Philadelphia	710	590	20%
26	Hilton New Orleans St. Charles	1,799	1,740	3%
27	Marriott Portland	1,596	1,338	19%
28	Sheraton Cerritos	909	837	9%
29	Marriott Park City	1,981	1,847	7%
30	Courtyard by Marriott Los Angeles	1,019	988	3%

	Actual/Comparable Portfolio (5)	$74,229	$66,132	12%

*Footnotes on page 34

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 33

Supplemental Financial Information May 4, 2015

Property-Level EBITDA
Q1 2015/2014 Footnotes

(1)	Reflects 100% ownership.
(2)	Reconciliations to Net Income (Loss) provided on pages 37 and 38.
(3)

Hotel EBITDA for the first quarter of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: the Marriott Houston $84,000; and the Hilton North Houston $104,000.

(4)

Hotel EBITDA for the first quarter of 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first quarter of 2014 is also impacted by a total of $2.9 million in non-current year property tax credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $12,000; the Fairmont Newport Beach $83,000; and the Hilton San Diego Bayfront $2.8 million.

(5)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of March 31, 2015. Data for the three months ended March 31, 2014 has been adjusted to conform to the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 34

Supplemental Financial Information May 4, 2015

Property-Level EBITDA Margins
Q1  2015/2014

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
		2015 Hotel EBITDA	2014 Hotel EBITDA	Change in
		Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (3)	37.9%	44.7%	(680) bps
2	Boston Park Plaza (2)	-19.7%	-7.5%	(1,220) bps
3	Renaissance Washington DC	25.9%	26.8%	(90) bps
4	Hyatt Regency San Francisco (3)	22.6%	8.3%	1,430 bps
5	Renaissance Orlando at SeaWorld ®	37.8%	35.3%	250 bps
6	Renaissance Harborplace	15.5%	15.8%	(30) bps
7	Marriott Wailea	41.0%	39.0%	200 bps
8	Renaissance Los Angeles Airport	23.6%	23.7%	(10) bps
9	JW Marriott New Orleans	38.4%	41.3%	(290) bps
10	Hilton North Houston (2)	29.1%	27.4%	170 bps
11	Doubletree Guest Suites Times Square (1)	9.8%	15.4%	(560) bps
12	Marriott Quincy	17.4%	12.2%	520 bps
13	Hilton Times Square	8.5%	15.8%	(730) bps
14	Fairmont Newport Beach (3)	25.8%	23.6%	220 bps
15	Hyatt Chicago Magnificent Mile	-12.3%	-33.2%	2,090 bps
16	Marriott Boston Long Wharf	27.5%	23.2%	430 bps
17	Hyatt Regency Newport Beach	25.4%	20.9%	450 bps
18	Marriott Tysons Corner	28.7%	30.6%	(190) bps
19	Marriott Houston (2)	31.4%	27.9%	350 bps
20	Renaissance Long Beach (3)	29.3%	17.9%	1,140 bps
21	Embassy Suites Chicago (3)	20.6%	14.6%	600 bps
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	9.6%	-14.2%	2,380 bps
23	Renaissance Westchester	7.1%	4.1%	300 bps
24	Embassy Suites La Jolla	42.1%	40.1%	200 bps
25	Marriott Philadelphia	17.4%	14.1%	330 bps
26	Hilton New Orleans St. Charles	41.6%	44.3%	(270) bps
27	Marriott Portland	41.4%	39.6%	180 bps
28	Sheraton Cerritos	27.3%	26.7%	60 bps
29	Marriott Park City	44.6%	42.1%	250 bps
30	Courtyard by Marriott Los Angeles	34.6%	33.8%	80 bps

	Actual/Comparable Portfolio (4)	26.3%	25.1%	120 bps

	Adjusted Actual/Comparable Portfolio (5)	26.2%	24.0%	220 bps

*Footnotes on page 36

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information May 4, 2015

Property-Level EBITDA Margins
Q1 2015/2014 Footnotes

(1)	Reflects 100% ownership.
(2)

Hotel EBITDA for the first quarter of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: the Marriott Houston $84,000; and the Hilton North Houston $104,000.

(3)

Hotel EBITDA for the first quarter of 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first quarter of 2014 is also impacted by a total of $2.9 million in non-current year property tax credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $12,000; the Fairmont Newport Beach $83,000; and the Hilton San Diego Bayfront $2.8 million.

(4)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of March 31, 2015. Data for the three months ended March 31, 2014 has been adjusted to conform to the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015

(5)

Adjusted Actual/Comparable Portfolio represents the 30 hotel Actual/Comparable Portfolio adjusted to exclude the non-current year property tax related items noted in Footnotes 2 and 3 above. Excluding these non-current year property tax items, Actual/Comparable Portfolio EBITDA margins would have been 26.2% and 24.0% for the three months ended March 31, 2015 and 2014, respectively.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 36

Supplemental Financial Information May 4, 2015

Property-Level EBITDA Reconciliation Q1 2015

	Hotels sorted by number of rooms		For the Three Months Ended March 31, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$37,112	$8,703	$450	$3,388	$1,510	$14,051	37.9%
2	Boston Park Plaza (3)	8,637	(6,364)	—	3,369	1,291	(1,704)	-19.7%
3	Renaissance Washington DC	18,931	641	—	2,393	1,866	4,900	25.9%
4	Hyatt Regency San Francisco	24,053	2,449	—	2,994	—	5,443	22.6%
5	Renaissance Orlando at SeaWorld ®	20,670	4,514	—	2,256	1,048	7,818	37.8%
6	Renaissance Harborplace	9,058	(1,469)	—	1,717	1,153	1,401	15.5%
7	Marriott Wailea	19,065	5,344	—	2,465	—	7,809	41.0%
8	Renaissance Los Angeles Airport	7,616	1,120	—	679	—	1,799	23.6%
9	JW Marriott New Orleans	11,037	1,944	1	1,343	946	4,234	38.4%
10	Hilton North Houston (3)	6,657	570	—	915	451	1,936	29.1%
11	Doubletree Guest Suites Times Square (1)	12,125	(3,064)	994	1,583	1,678	1,191	9.8%
12	Marriott Quincy	5,809	(107)	—	1,119	—	1,012	17.4%
13	Hilton Times Square	10,683	(2,918)	87	2,526	1,214	909	8.5%
14	Fairmont Newport Beach	8,372	1,026	—	1,133	—	2,159	25.8%
15	Hyatt Chicago Magnificent Mile	5,440	(2,156)	—	1,486	—	(670)	-12.3%
16	Marriott Boston Long Wharf	10,737	(1,607)	—	2,101	2,459	2,953	27.5%
17	Hyatt Regency Newport Beach	8,724	1,351	—	864	—	2,215	25.4%
18	Marriott Tysons Corner	5,330	186	—	797	549	1,532	28.7%
19	Marriott Houston (3)	4,578	578	—	579	282	1,439	31.4%
20	Renaissance Long Beach	6,479	1,116	—	781	—	1,897	29.3%
21	Embassy Suites Chicago	4,894	(878)	—	914	973	1,009	20.6%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,343	(410)	—	730	—	320	9.6%
23	Renaissance Westchester	4,668	(509)	—	839	—	330	7.1%
24	Embassy Suites La Jolla	5,302	671	—	881	680	2,232	42.1%
25	Marriott Philadelphia	4,080	(103)	—	479	334	710	17.4%
26	Hilton New Orleans St. Charles	4,326	1,406	—	393	—	1,799	41.6%
27	Marriott Portland	3,855	1,189	—	407	—	1,596	41.4%
28	Sheraton Cerritos	3,324	493	—	416	—	909	27.3%
29	Marriott Park City	4,439	1,343	—	453	185	1,981	44.6%
30	Courtyard by Marriott Los Angeles	2,944	709	—	310	—	1,019	34.6%

	Actual/Comparable Portfolio (4)	$282,288	$15,768	$1,532	$40,310	$16,619	$74,229	26.3%

*Footnotes on page 39

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 37

Supplemental Financial Information May 4, 2015

Property-Level EBITDA Reconciliation Q1 2014

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (5)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$33,351	$8,902	$450	$3,285	$2,266	$14,903	44.7%
2	Boston Park Plaza	11,154	(5,005)	—	2,856	1,313	(836)	-7.5%
3	Renaissance Washington DC	19,419	909	—	2,405	1,899	5,213	26.8%
4	Hyatt Regency San Francisco (3)	17,863	(1,262)	—	2,736	—	1,474	8.3%
5	Renaissance Orlando at SeaWorld ®	19,876	3,753	—	2,180	1,078	7,011	35.3%
6	Renaissance Harborplace	8,299	(1,584)	—	1,697	1,199	1,312	15.8%
7	Marriott Wailea	17,504	4,691	—	2,130	—	6,821	39.0%
8	Renaissance Los Angeles Airport	7,232	999	—	713	—	1,712	23.7%
9	JW Marriott New Orleans	10,248	2,456	1	1,339	438	4,234	41.3%
10	Hilton North Houston	6,962	526	—	920	459	1,905	27.4%
11	Doubletree Guest Suites Times Square (1)	12,489	(2,170)	997	1,359	1,737	1,923	15.4%
12	Marriott Quincy	5,686	(457)	—	1,150	—	693	12.2%
13	Hilton Times Square	11,257	(2,079)	92	2,551	1,220	1,784	15.8%
14	Fairmont Newport Beach (3)	7,435	597	—	1,161	—	1,758	23.6%
15	Hyatt Chicago Magnificent Mile	3,941	(2,910)	—	1,603	—	(1,307)	-33.2%
16	Marriott Boston Long Wharf	10,113	(2,223)	—	2,113	2,459	2,349	23.2%
17	Hyatt Regency Newport Beach	8,101	829	—	862	—	1,691	20.9%
18	Marriott Tysons Corner	5,076	166	—	818	567	1,551	30.6%
19	Marriott Houston	4,686	455	—	562	291	1,308	27.9%
20	Renaissance Long Beach (3)	4,978	188	—	705	—	893	17.9%
21	Embassy Suites Chicago (3)	4,221	(1,314)	—	934	995	615	14.6%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,396	(1,353)	—	1,012	—	(341)	-14.2%
23	Renaissance Westchester	4,213	(586)	—	759	—	173	4.1%
24	Embassy Suites La Jolla	4,871	(78)	—	909	1,122	1,953	40.1%
25	Marriott Philadelphia	4,194	(230)	—	475	345	590	14.1%
26	Hilton New Orleans St. Charles	3,926	1,194	—	546	—	1,740	44.3%
27	Marriott Portland	3,379	923	—	415	—	1,338	39.6%
28	Sheraton Cerritos	3,129	422	—	415	—	837	26.7%
29	Marriott Park City	4,389	1,216	—	440	191	1,847	42.1%
30	Courtyard by Marriott Los Angeles	2,926	682	—	306	—	988	33.8%

	Comparable Portfolio (4)	263,314	7,657	1,540	39,356	17,579	66,132	25.1%

	Less: Prior Ownership (6)
	Marriott Wailea	17,504	4,691	—	2,130	—	6,821	39.0%

	Actual Portfolio (7)	$245,810	$2,966	$1,540	$37,226	$17,579	$59,311	24.1%

*Footnotes on page 39

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 38

Supplemental Financial Information May 4, 2015

Property-Level EBITDA Reconciliation
Q1 2015/2014 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2015 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first quarter of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: the Marriott Houston $84,000; and the Hilton North Houston $104,000. Hotel EBITDA for the first quarter of 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first quarter of 2014 is also impacted by a total of $2.9 million in non-current year property tax credits, net of appeal fees, received at the following hotels: the Embassy Suites Chicago $12,000; the Fairmont Newport Beach $83,000; and the Hilton San Diego Bayfront $2.8 million.

(4)	Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of March 31, 2015.
(5)

Other Adjustments for the three months ended March 31, 2014 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(6)	Prior Ownership for the three months ended March 31, 2014 includes prior ownership results and the Company's pro forma depreciation expense for the Marriott Wailea acquired July 17, 2014.
(7)

Actual Portfolio includes all 29 hotels held for investment by the Company as of March 31, 2014, adjusted to conform to the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 39